SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14 (c) of the
Securities Exchange Act of 1934

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☐ Definitive Information Statement
TRANSAMERICA PARTNERS PORTFOLIOS

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TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY, INC.
TRANSAMERICA PARTNERS HIGH QUALITY BOND
HIGH QUALITY BOND PORTFOLIO
HIGH QUALITY BOND PORTFOLIO
INFORMATION STATEMENT
Merganser Fee Schedule
ADDITIONAL INFORMATION

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY, INC.
Four Manhattanville Road
Purchase, New York 10577
January 20, 2009
Dear Contract Holder:
We are sending the enclosed information statement to contract holders of Group Variable Annuity Contracts issued by Transamerica Financial Life Insurance Company with unit interests in the High Quality Bond Subaccount of the Transamerica Partners Variable Funds. The enclosed information statement describes Merganser Capital Management, Inc. (the “Sub-Adviser”), sub-adviser to the Transamerica Partners High Quality Bond Portfolio (the “Portfolio”), the underlying mutual fund in which all the assets of the High Quality Bond Subaccount are invested.
Annaly Capital Management, Inc. acquired the Sub-Adviser on October 31, 2008. This transaction constituted an “assignment” (within the meaning of the Investment Company Act of 1940) which resulted in the termination of the subadvisory agreement with the Sub-Adviser. Prior to the closing of the acquisition, the Board of Trustees of the Portfolio approved a new subadvisory agreement with the Sub-Adviser, which took effect upon the closing of the transaction. The Sub-Adviser to the Portfolio will continue to furnish portfolio management services with respect to the Portfolio’s assets.
Transamerica Asset Management, Inc., the Portfolio’s investment adviser, has obtained exemptive relief from the U.S. Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new sub-advisers or new subadvisory agreements without investor approval under certain circumstances. The enclosed information statement describes the Sub-Adviser and the terms of the new subadvisory agreement with the Sub-Adviser. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the information statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please call us at 1-800-755-5801 if you have any questions.
Sincerely,
Dennis P. Gallagher
Vice President, General Counsel and Secretary of
Transamerica Partners Portfolios

TRANSAMERICA PARTNERS HIGH QUALITY BOND
TRANSAMERICA PARTNERS INSTITUTIONAL HIGH QUALITY BOND
570 Carillon Parkway
St. Petersburg, FL 33716
January 20, 2009
Dear Shareholder:
The enclosed information statement describes Merganser Capital Management, Inc. (the “Sub-Adviser”), to the High Quality Bond Portfolio (the “Portfolio”), the underlying mutual fund in which all of the assets of Transamerica Partners High Quality Bond and Transamerica Partners Institutional High Quality Bond are invested.
Annaly Capital Management, Inc. acquired the Sub-Adviser on October 31, 2008. This transaction constituted an “assignment” (within the meaning of the Investment Company Act of 1940) which resulted in the termination of the subadvisory agreement with the Sub-Adviser. Prior to the closing of the acquisition, the Board of Trustees of the Portfolio approved a new subadvisory agreement with the Sub-Adviser, which took effect upon the closing of the transaction. The Sub-adviser to the Portfolio will continue to furnish portfolio management services with respect to the Portfolio’s assets.
Transamerica Asset Management, Inc., the Portfolio’s investment adviser, has obtained exemptive relief from the U.S. Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new sub-advisers or new subadvisory agreements without investor approval under certain circumstances. The enclosed information statement describes the Sub-Adviser and the terms of the new subadvisory agreement with the Sub-Adviser. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the information statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please call us at 1-888-233-4339 if you have any questions.
Sincerely,
Dennis P. Gallagher
Vice President, General Counsel and Secretary

HIGH QUALITY BOND PORTFOLIO
a series of Transamerica Partners Portfolio
570 Carillon Parkway
St. Petersburg, Florida 33716
January 20, 2009
Dear Shareholder:
The enclosed information statement describes Merganser Capital Management, Inc. (the “Sub-Adviser”), sub-adviser to the High Quality Bond Portfolio (the “Portfolio”).
Annaly Capital Management, Inc. acquired the Sub-Adviser on October 31, 2008. This transaction constituted an “assignment” (within the meaning of the Investment Company Act of 1940) which resulted in the termination of the subadvisory agreement with the Sub-Adviser. Prior to the closing of the acquisition, the Board of Trustees of the Portfolio approved a new subadvisory agreement with the Sub-Adviser, which took effect upon the closing of the transaction. The Sub-Adviser to the Portfolio will continue to furnish portfolio management services with respect to the Portfolio’s assets.
Transamerica Asset Management, Inc., the Portfolio’s investment adviser, has obtained exemptive relief from the U.S. Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new sub-advisers or new subadvisory agreements without investor approval under certain circumstances. The enclosed information statement describes the Sub-Adviser and the terms of the new subadvisory agreement with the Sub-Adviser. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the information statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please call us at 1-888-233-4339 if you have any questions.
Sincerely,
Dennis P. Gallagher
Vice President, General Counsel and Secretary

HIGH QUALITY BOND PORTFOLIO
a series of Transamerica Partners Portfolios
570 Carillon Parkway
St. Petersburg, Florida 33716
Telephone: 1-888-233-4339
INFORMATION STATEMENT
This Information Statement is being provided to investors in the High Quality Bond Portfolio (the “Portfolio”) by the Portfolio’s Board of Trustees (the “Board”) in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) to Transamerica Asset Management, Inc., the Portfolio’s investment adviser (“TAM” or the “Adviser”), on August 5, 1998. The exemptive order permits the Board, including a majority of Trustees who are not interested persons of the Portfolio, TAM or the sub-advisers (the “Independent Trustees”), as defined in the Investment Company Act of 1940 (the “1940 Act”), to approve new sub-advisers and new subadvisory agreements, (with non-affiliated entities) without obtaining investor approval. Pursuant to the exemptive order, however, the Portfolio has agreed to provide certain information about new sub-advisers and new subadvisory agreements to its investors. Accordingly, investors are not being asked to vote on the new subadvisory agreement with the sub-adviser, but are encouraged to review this Information Statement.
Merganser Capital Management Limited Partnership, operating under the name of Merganser Capital Management, Inc. (“Merganser” or the “Sub-Adviser”) will pay for the costs associated with preparing and distributing this information statement to shareholders.
We Are Not Asking You For a Proxy, and You Are Requested Not To Send Us a Proxy.
The Portfolio is a series of Transamerica Partners Portfolios (the “Trust”), which is a registered investment company organized as a New York trust under an Amended and Restated Declaration of Trust dated as of November 1, 2007. The Portfolio was designated as a separate series of the Trust on April 23, 1993, and commenced operations on April 23, 1993. The Portfolio’s mailing address is 570 Carillon Parkway, St. Petersburg, Florida 33716.
The annual report for the Portfolio for the period ended December 31, 2007, and the semi-annual report for the Portfolio for the period ended June 30, 2008, have been be sent to investors. Both reports are available upon request without charge by contacting TAM, 570 Carillon Parkway, St. Petersburg, Florida 33716, or by calling toll-free 1-888-233-4339. The annual report for the period ended December 31, 2008 will be sent to investors in March, 2009.
This Information Statement is being mailed on or about January 20, 2009.
Background
The Portfolio is a master fund in a master/feeder mutual fund structure. Currently seven feeder funds invest their assets in the Portfolio. The Portfolio, in turn, invests directly in securities.
TAM, a Florida corporation, 570 Carillon Parkway, St. Petersburg, Florida 33716, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of November 1, 2007 (the “Advisory Agreement”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica

Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
The Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, on August 10, 2007 for an initial two year term. The Advisory Agreement was submitted to a vote of investors on October 30, 2007. More information about the Advisory Agreement appears below under the caption “Existing Advisory Agreement.”
Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolio, (ii) selects and employs, subject to the review and approval of the Board, one or more sub-advisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board, and (iii) reviews the sub-advisers’ continued performance. The Adviser may terminate the services of any sub-adviser at any time.
Merganser has served as a sub-adviser to the Portfolio since the Portfolio’s inception. Merganser provides services pursuant to a sub-advisory agreement with Diversified Investment Advisors, Inc., (“DIA”), the Portfolio’s former investment adviser, dated April 6, 2000. As noted above, on November 1, 2007, TAM became the Adviser to the Portfolio. At that time, TAM succeeded to substantially all of the investment advisory business of DIA and all of the rights and obligations of DIA under the prior subadvisory agreement with Merganser.
Annaly Capital Management, Inc. (“Annaly”) acquired the Sub-Adviser on October 31, 2008. The transaction constituted an assignment (within the meaning of the 1940 Act) which resulted in the termination of the subadvisory agreement with Merganser (the “Prior Subadvisory Agreement”). On October 21, 2008, the Board approved a new subadvisory agreement to be effective upon the completion of the acquisition.
Annaly was founded in 1997 by Michael A.J. Farrell, Chief Executive Officer and President. Annaly is a mortgage real estate investment company with a market capitalization of $4.6 billion (as of September 30, 2008) and is publicly traded on the New York Stock Exchange under the ticker NLY. Annaly’s principal business address is 1211 Sixth Avenue, New York, New York 10037.
This Information Statement describes Merganser and its subadvisory agreement relating to the Portfolio (the “Merganser Subadvisory Agreement”).
No officer or Trustee of the Portfolio is a director, officer or employee of Merganser. No officer or Trustee of the Portfolio, through the ownership of securities or otherwise, has any other material direct or indirect interest in Merganser or any other person controlling, controlled by or under common control with Merganser. Since January 1, 2007, none of the Trustees of the Portfolio has had any material interest, or direct or indirect, in any material transactions, or in any material proposed transactions, to which Merganser or any of its affiliates was or is to be party.
Existing Advisory Agreement
As noted above, the Adviser manages the assets of the Portfolio pursuant to the Advisory Agreement. The Advisory Agreement is dated as of November 1, 2007, and continues in effect for an initial term of two years, subsequently from year to year, subject to approval annually in accordance with the 1940 Act. The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board or by the vote of a “majority of the outstanding voting securities” of the Portfolio on 60 days’ advance written notice to the Adviser. TAM may terminate the Advisory Agreement as to the Portfolio at any time, without payment of any penalty, on 60 days’ written notice to the Portfolio. The Advisory Agreement will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

Under the terms of the Advisory Agreement, the Adviser formulates and provides an investment program for the Portfolio on a continuous basis, subject to the provisions of the 1940 Act and the Internal Revenue Code of 1986 and to the investment objectives, policies, procedures and restrictions contained in the Portfolio’s then current Registration Statement under the 1940 Act. The Adviser also provides the Board with performance and other information, along with such other reports and data as are requested by the Board from time to time.
The Adviser also provides administrative services pursuant to the Advisory Agreement. The administrative services that the Adviser may provide include making available executive and management personnel to supervise the performance of administrative, record-keeping, shareholder relations, regulatory reporting and compliance services, and the services of the Portfolio’s custodian and transfer agent. The Adviser also assists in the preparation of reports to shareholders, as required by the Trust.
The Advisory Agreement states that the Adviser may not execute purchase and sale orders with itself or affiliates, except as permitted by law and in accordance with such policies and procedures adopted by the Board. Under the Advisory Agreement, the Adviser shall, at the request of the Board, exercise voting rights pertaining to the securities held in the Portfolio.
The Advisory Agreement also provides that the Adviser may engage in any other business and provide any type of service, including investment advisory services, to any other person.
A description of the investment advisory fees paid by the Portfolio to the Adviser appears below under the caption “TAM Advisory Fees.”
Investors should refer to Exhibit A attached hereto for the complete terms of the Advisory Agreement. The description of the Advisory Agreement set forth herein is qualified in its entirety by the provisions of the Advisory Agreement as set forth in Exhibit A.
Comparison of the Subadvisory Agreements
The Prior Subadvisory Agreement and the Merganser Subadvisory Agreement are substantially similar, except that they have the following differences: (i) effective and termination dates; and (ii) certain services to be performed by the Sub-Adviser, including providing such information as the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. Investors should refer to Exhibit B attached hereto for the complete terms of the Merganser Subadvisory Agreement.
The new subadvisory agreement with Merganser was approved by the Board on October 21, 2008 and was effective as of October 31, 2008.
TAM Advisory Fees
Under the Advisory Agreement, the Portfolio pays the Adviser an advisory fee at the annual rate of 0.35% of the Portfolio’s average daily net assets. The net assets are equal to the market value of the Portfolio. Fees are accrued daily and paid by the Portfolio monthly.
The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the period from January 1, 2008 to December 31, 2008 were $1,839,044 after waivers and reimbursements.
As of October 31, 2008, the Portfolio had net assets of $444,079,488.
Merganser Subadvisory Fee
Under the Merganser Subadvisory Agreement, as under the Prior Subadvisory Agreement, the Adviser (not the Portfolio) pays Merganser for its services on the basis of the following annual fee schedule:

Merganser Fee Schedule
.20% of the first $100 million of net assets;
        .15% of the next $100 million;
        .10% of the next $100 million; and
        .05% of assets in excess of $300 million.
Fees are calculated daily at the annual rates from the fee schedule. The fees will be paid as promptly as possible after the last day of each month.
Except for the fees received by Merganser from the Adviser relating to its service as sub-adviser to the Portfolio, neither Merganser nor any affiliate of Merganser received any other fees or material payments from the Adviser or from the Portfolio during the fiscal year of the Portfolio ended December 31, 2008.
For the Portfolio’s fiscal year ended December 31, 2008, no commissions were paid to any broker that is an affiliate of the Portfolio, the Adviser or Merganser.
Information Regarding Merganser
Merganser Capital Management, Inc. is a Boston-based institutional, fixed-income manager, which, at October 31, 2008, had $4.4 billion in assets under management. The principal address of Merganser is 99 High Street, Boston, Massachusetts 02110.
Management and Governance
Listed below are the names, positions and principal occupations of the directors and principal executive officers of Merganser as of October 20, 2008. The principal address of each individual as it relates to his duties at Merganser is the same as that of Merganser.

Name	Positions and Principal Occupation
Ronald D. Kazal	Director
Jeremy Diamond	Director
Ed Bedrosian	President
Daniel Wickey	Treasurer
Richard Woerner	Secretary
Management Activities
Merganser does not act as adviser or sub-adviser for any other registered investment companies with investment objectives similar to the Portfolio.
Evaluation by the Board
At a meeting held on October 21, 2008, the Board approved the Merganser Subadvisory Agreement following a presentation by the Adviser. The Board considered information with respect to Merganser, the rationale, structure and results of the Annaly transaction and whether the Merganser Subadvisory Agreement was in the best interests of the Portfolio and its investors.
The Board considered that the Portfolio’s portfolio management team was not expected to change as a result of the transaction. The Board noted that the Merganser Subadvisory Agreement was substantially similar to the

Prior Subadvisory Agreement. In its deliberations, the Board also considered information that it had in its most recent approval of the Prior Subadvisory Agreement.
The Board reviewed the qualifications, backgrounds and responsibilities of the Merganser team responsible for the day-to-day management of the Portfolio. The Board received and considered information regarding the nature, extent and quality of services expected to be provided to the Portfolio by Merganser under the Merganser Subadvisory Agreement. The Board reviewed and considered the subadvisory fee that would be payable by the Adviser to Merganser in light of the nature, extent and quality of the management services expected to be provided by Merganser. The Board noted that the Adviser, and not the Portfolio, will pay the subadvisory fee to Merganser, and that the fee was the same as the fee payable to under the Prior Subadvisory Agreement.
Based upon its review and the representations made to it, the Board, including all of the Independent Trustees, concluded that (a) the terms of the Merganser Subadvisory Agreement are reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (b) the fees provided in the Merganser Subadvisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved the Merganser Subadvisory Agreement.
No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the Merganser Subadvisory Agreement, and each Board Member attributed different weight to the various factors.
ADDITIONAL INFORMATION
The Portfolio’s placement agent is Transamerica Capital, Inc., 4600 South Syracuse Street, Suite 1100, Denver Colorado 80237.
As of December 31, 2008, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Portfolio.
As of December 31, 2008, the following persons owned of record or had the right to vote 5% or more of the outstanding interests in the Portfolio:

	Amount and Nature of	Percentage of
Name of Investor	Beneficial Ownership	Beneficial Ownership
Transamerica Financial Life Insurance Company*	$	%
Diversified Investment Advisors Collective Trust*	$	%
Transamerica Investors High Quality Bond, a series of Transamerica Partners Funds Group**	$	%
Transamerica Institutional High Quality Bond, a series of Transamerica Partners Funds Group II**	$	%

*	The address of the investor is Four Manhattanville Road, Purchase, New York, New York, 10577.

**	The address of the investor is 570 Carillon Parkway, St. Petersburg, Florida 33716.
The Trust is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing

Trustees, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.
By Order of the Board of Trustees,
Dennis P. Gallagher
Vice President, General Counsel and Secretary
January 20, 2009

EXHIBIT A
INVESTMENT ADVISORY AGREEMENT
Transamerica Fund Advisors, Inc.
     This Agreement, entered into as of November 1, 2007 between Diversified Investors Portfolios, a New York trust (referred to herein as the “Trust”), and Transamerica Fund Advisors, Inc., a Florida corporation (referred to herein as “TFAI”), to provide certain management and advisory services to each series of the Trust listed on Schedule A hereto (each, a “Fund”).
     The Trust is registered as an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”), and consists of more than one series, including the Funds. In managing each of the Funds, as well as in the conduct of certain of its affairs, the Trust wishes to have the benefit of the investment advisory services of TFAI and its assistance in performing certain management functions. TFAI desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:
     1. Appointment. The Trust hereby appoints TFAI as each Fund’s investment adviser for the period and on the terms set forth in this Agreement. TFAI accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.
     2. Investment Advisory Services. In its capacity as investment adviser to each Fund, TFAI shall have the following responsibilities:
(a)	Subject to the supervision of the Trust’s Board of Trustees (the “Board”), TFAI shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. TFAI shall determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to TFAI. TFAI is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)	TFAI will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which TFAI or its affiliates exercise investment discretion. TFAI is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if TFAI determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which TFAI and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict TFAI’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with TFAI which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, TFAI agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which TFAI or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by TFAI or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to TFAI and its directors and officers.

(d)	TFAI shall, at the request of the Board, exercise voting rights, rights to consent to corporate action and any other rights pertaining to each Fund’s portfolio securities.
     3. Management Services. TFAI shall furnish or make available to each Fund the services of executive and management personnel to supervise the performance of administrative, record-keeping, shareholder relations, regulatory reporting and compliance services, the services of the Fund’s custodian and transfer agent, and other functions of the Fund. TFAI shall also assist in the preparation of reports to shareholders of each Fund as requested by the Trust. In accordance with the foregoing, TFAI shall, at the request of the Board, provide advice and recommendations with respect to other aspects of the business and affairs of the Fund.
     4. Subadvisers. Subject to the Board’s approval, TFAI or any Fund may enter into contracts with one or more investment subadvisers, including without limitation, affiliates of TFAI, in which TFAI delegates to such investment subadvisers any or all its duties specified hereunder, on such terms as TFAI will determine to be necessary, desirable or appropriate, provided that in each case TFAI shall supervise the activities of each such subadviser and further provided that such contracts impose on any investment subadviser bound thereby all the conditions to which TFAI is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.
     5. Activities of TFAI. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of TFAI who may also be a Trustee, officer or employee of the Trust or a Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of TFAI to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for a Fund and one or more other accounts of TFAI is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by TFAI. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with TFAI’s policies and procedures as presented to the Board from time to time.
     6. Allocation of Charges and Expenses. During the term of this Agreement, the Funds will bear all expenses not expressly assumed by TFAI incurred in the operation of each Fund and the offering of its shares. Without limiting the generality of the foregoing:
(a)	Each Fund shall pay (i) fees payable to TFAI pursuant to this Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TFAI); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TFAI shall pay all expenses incurred by it in the performance of its duties under this Agreement. TFAI shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.
     7. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)	The Trust shall at all times keep TFAI fully informed with regard to the securities owned by each Fund, the Fund’s funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Trust shall furnish TFAI with such other documents and information with regard to each Fund’s affairs as TFAI may from time to time reasonably request.

(b)	TFAI shall at all times keep the Trust fully informed with regard to each Fund’s investment performance and investment mandate compliance, and generally as to the condition of its affairs. TFAI shall furnish the Trust with such other documents and information with regard to each Fund’s affairs as the Trust may from time to time reasonably request.
     8. Compensation of TFAI. As compensation for the services performed by TFAI, each Fund shall pay TFAI, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due TFAI for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.
     9. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or a Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of TFAI or any affiliated company of TFAI, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of TFAI’s or any affiliated company’s staff.
     10. Term. This Agreement shall continue in effect with respect to each Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.
     11. Termination. This Agreement may be terminated with respect to any Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that 60 days’ written notice of termination be given to TFAI at its principal place of business. This Agreement may be terminated with respect to any Fund by TFAI at any time by giving 60 days’ written notice of termination to the Trust, addressed to its principal place of business. This Agreement may be terminated with respect to any Fund upon the mutual written consent of TFAI and the Trust. This Agreement shall terminate automatically in the event of its assignment by TFAI and shall not be assignable by the Trust without the consent of TFAI. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.
     12. Use of Name. If this Agreement is terminated with respect to any Fund and TFAI no longer serves as investment adviser to the Fund, TFAI reserves the right to withdraw from the Trust the use of the names Transamerica and Transamerica Partners with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and TFAI or any of its affiliates.
     13. Liability of TFAI. TFAI may rely on information reasonably believed by it to be accurate and reliable. TFAI assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for any Fund, provided that nothing in this Agreement shall protect TFAI against any liability to the Fund to which TFAI would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 13, the term “TFAI” shall include any affiliates of TFAI performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of TFAI and such affiliates.
     14. Meanings of Certain Terms. For the purposes of this Agreement, each Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.
     15. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to a Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to a Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust and TFAI.
     16. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors. This Agreement replaces the investment advisory agreement between the Trust and Diversified Investment Advisors, Inc. (“Diversified”), and TFAI succeeds to all rights and obligations of Diversified under all existing subadvisory agreements for the Funds to which Diversified is a party.
     17. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.
     18. Limitation of Liability. A copy of the Trust’s Declaration of Trust is on file with the state of New York, and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees of the Trust and not individually, and that the obligations under this Agreement are not binding upon any of the Trustees, officers, shareholders, agents or employees of the Trust individually, but binding only upon the assets and property of the applicable Fund. TFAI agrees that for services rendered to a Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other series of the Trust.
[signature page to follow]

     The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA FUND ADVISORS, INC.

By:	/s/ T. Gregory Reymann, II
Name: Title:	T. Gregory Reymann, II Senior Vice President and Chief Compliance Officer

DIVERSIFIED INVESTORS PORTFOLIOS

By: Name:	/s/ Dennis P. Gallagher Dennis P. Gallagher
Title:	Vice President, General Counsel and Secretary

Schedule A

Fund	Investment Advisory Fee
Money Market Portfolio	0.25%
High Quality Bond Portfolio	0.35%
Inflation-Protected Securities Portfolio	0.35%
Core Bond Portfolio	0.35%
Total Return Bond Portfolio	0.35%
High Yield Bond Portfolio	0.55%
Balanced Portfolio	0.45%
Value & Income Portfolio	0.45%
Value Portfolio	0.50%
Growth & Income Portfolio	0.60%
Equity Growth Portfolio	0.62%
Aggressive Equity Portfolio	0.77%
Mid-Cap Value Portfolio	0.67%
Mid-Cap Growth Portfolio	0.72%
Small-Cap Value Portfolio	0.82%
Special Equity Portfolio	0.80%
Small-Cap Growth Portfolio	0.87%
International Equity Portfolio	0.75%

EXHIBIT B
INVESTMENT SUBADVISORY AGREEMENT
Merganser Capital Management, Inc.
     This Agreement by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Merganser Capital Management, Inc., a Delaware Corporation (referred to herein as the “Subadviser”) is dated and effective as of November 1, 2008, (the “Effective Date”), .
     TAM is the investment adviser to Transamerica Partners Portfolios (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:
     1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.
     2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:
(a)	Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other Subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.
(b)	The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)	Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or Transamerica Funds or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	If, as a result of its review of the securities valuations of the Allocated Assets, the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the

Subadviser shall notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem.
     Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.
     3. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:
(a)	The Fund shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

     4. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:
(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.
     5. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the Effective Date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.
     6. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.
     7. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its Effective Date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.
     8. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. The Subadviser may terminate the Agreements only upon giving 90 days’ advance written notice to TAM and the Fund. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the

Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.
     9. Use of Name. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Subadviser or any of its affiliates.
     10. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.
     11. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.
     12. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.
     13. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

     14. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.
     The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By: Name:	/s/ Dennis P. Gallagher Dennis P. Gallagher
Title:	Senior Vice President, General Counsel and Secretary

MERGANSER CAPITAL MANAGEMENT, INC.

By: Name:	/s/ Richard F. Woerner Richard F. Woerner
Title:	Chief Administrative Officer

Schedule A

Fund	Investment Subadvisory Fee
Transamerica Partners High Quality Bond Portfolio	.20% of the first $100 million of net assets; .15% of net assets over $100 million and less than or equal to $200 million; .10% of net assets over $200 million and less than or equal to $300 million; .05% of net assets in excess of $300 million